                             EXHIBIT 10(f)
                                                            Contract No. 110381

               NATURAL GAS PIPELINE COMPANY OF AMERICAN (Natural)
       TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED December 01, 1995
              UNDER SUBPART G of Part 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is:  THE PEOPLES GAS LIGHT & COKE COMPANY, a LOCAL DISTRIBUTION
COMPANY

2.   (a)  MDQ totals:  210,000 MMBTU per day.
     (b)  Service option selected (check any or all):
          [  ]  LN       [  ]  SW       [  ]  NB

3.   TERM:  December 01, 1995 through November 30, 1998

4.   Service will be ON BEHALF OF:  [x] Shipper or [ ]  Other:

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)

------------------------------------------------------------------------

6. [ ] This Agreement supersedes and cancels a________ Agreement dated ______
     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT#) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.
     [X] [for firm service only] Service and reservation charges commence the latter of:
     (a) December 01, 1995, and
     (b) the date capacity to provide the service hereunder is available on Natural's System.
     [ ]  Other: ____________________________________

7.  SHIPPER'S ADDRESSES                      NATURAL'S ADDRESSES

                             GENERAL CORRESPONDENCE:

THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF AMERICA
WILLIAM MORROW                          Attention:  Gas Transportation Services
130 E RANDOLPH DRIVE                    3200 Southwest Freeway 77027-7523
CHICAGO, IL 60601                       P. O. Box 77001-0283
                                        Houston, Texas

                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:

THE PEOPLES GAS LIGHT & COKE COMPANY    NATURAL GAS PIPELINE COMPANY OF AMERICA
ANTHONY COMPTON                         Attention:  Gas Accounting Department
130 E RANDOLPH DRIVE                    701 East 22nd Street
CHICAGO IL, 60601                       Lombard, Illinois 60148

                                        PAYMENTS:
                                        NATURAL GAS PIPELINE COMPANY OF AMERICA
                                        Attention:  Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. Natural AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF Natural'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, Natural AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA           THE PEOPLES GAS LIGHT &
"Natural"                                         COKE COMPANY
                                                  "Shipper"

By:  /s/ Gary R. Bartlett                         By: /s/ T. M. Patrick
     -----------------------------                    --------------------

Name:  Gary R. Bartlett                           Name:  Thomas M. Patrick
      ----------------------------                      ------------------

Title:   Exec. Vice President                     Title:  Vice President
         -------------------------                       -----------------

                            DATED: December 01, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:  110381

RECEIPT POINT/S

                                        County/Parish       PIN          MDQ
Name/Location                                Area    State   No.  Zone (MMBtu/d)
-------------                           ------------ -----  ----  ---- ---------

PRIMARY RECEIPT POINT/S

1.   NNG/NGPL MILLS                          MILLS     IA   203    07   146071
     INTERCONNECT WITH NORTHERN NATURAL
     GAS COMPANY IN SEC. 26-T72N-R43W,
     MILLS  COUNTY,  IOWA.

2.   N BORDER/NGPL HARPER KEOKUK             KEOKUK    IA   8090   09   63929
     INTERCONNECT WITH NORTHERN BORDER
     PIPELINE COMPANY ON TRANSPORTER'S
     AMARILLO MAINLINE IN SEC. 30-T76N-R10W,
     KEOKUK COUNTY, IOWA.

SECONDARY RECEIPT POINT/S

All secondary receipt point, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

                             DATED December 01, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:  110381





TRANSPORTATION OF LIQUIDS

     Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                             DATED December 01, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:  110381

DELIVERY POINT/S

                                   County/Parish           PIN          MDQ
Name/Location                           Area      State     No.  Zone  (MMBtu/d)
-------------                      -------------  -----    ----  ----  ---------

PRIMARY DELIVERY POINT/S

1.   NO SHORE/NGPL GRAYSLAKE LAKE       LAKE       IL       1     06     60000
     INTERCONNECT WITH NORTH SHORE GAS
     COMPANY LOCATED IN SEC. 12-T44N-R10E,
     LAKE COUNTY, ILLINOIS.

2.   PGLC/NGPL ROGERS PARK COOK         COOK       IL      4174   06    150000
     INTERCONNECT WITH THE PEOPLES GAS
     LIGHT AND COKE COMPANY ON TRANSPORTER'S
         HOWARD STREET LINE IN SEC. 36-T41N-R13E,
     COOK, COUNTY, ILLINOIS.




SECONDARY DELIVERY POINT/S

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

                             DATED December 01,1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:  110381


Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.

The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

                             DATED December 01, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:  110381



Segment   Upstream  Forward/Backward    Flow Through
Number    Segment   Haul (Contractual)     Capacity
-------   --------  ------------------  ------------
13           0             F                      0

14          13             F                 146071

29          14             F                  60000

30          14             F                 150000

37          29             F                  60000

39          37             F                  60000